March 2, 2010

Securities and Exchange Commission
Washington, D.C.  20549

Attention:
Mr. Jeffrey Jaramillo, Accounting Branch Chief

Enclosed please find the Form 10-K/A for the period ended September 30, 2009 in response to your letter dated February 25, 2010.

We are filing this Amendment No. 1 on Form 10-K/A to amend our annual report on Form 10-K for the fiscal year ended September 30, 2009, filed with the SEC on December 16, 2009, solely to amend management's internal control report as required by Item 308T of Regulation S-K. As such, our certifications should include the introductory language in paragraph 4 of the certification that refers to the certifying officer's responsibility for establishing and maintaining internal control over financial reporting for the company as well as the language of paragraph 4(b) of Item 601(b)(31) of Regulation S-K.

We acknowledge Microwave Filter Company, Inc. is responsible for the adequacy and accuracy of the disclosure in our filings.

We also acknowledge that staff comments or changes to disclosure in response to staff comments in the filings do not foreclose the Commission from taking any action with respect to the filing and that Microwave Filter Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have any questions regarding this filing, please contact me at (315) 438-4758

Sincerely,


Richard Jones
Chief Financial Officer
Microwave Filter Company, Inc.
File No. 000-10976